___________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            _________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   ___________________________________________
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2) X
                    ________________________________________

                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                    13-4994650
(State of incorporation                               (I.R.S. employer
if not a national bank)                            identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                              10017
(Address of principal executive offices)                     (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  ____________________________________________
                        GMACM HOME LOAN TRUST 2004-HLTV1
               (Exact name of obligor as specified in its charter)

Delaware                                                      Pending
 (State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                    identification No.)


C/O WILMINGTON TRUST COMPANY, AS OWNER TRUSTEE
RODNEY SQUARE
1100 NORTH MARKET STREET                                      19890
(Address of principal executive offices)                   (Zip Code)

                   _____________________________________________
                                 DEBT SECURITIES
                       (Title of the indenture securities)
                   _____________________________________________

                                     GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a)Name and address of each examining or supervising authority to which it is subject.

        New York State Banking Department, State House, Albany, New York 12110.

        Board of  Governors of the Federal  Reserve  System,  Washington,  D.C.,
20551

        Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

        Federal Deposit Insurance Corporation, Washington, D.C., 20429.


        (b)Whether it is authorized to exercise corporate trust powers.

           Yes.


Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Items 3-15.

No responses are included for Items 3-15 of this Form T-1 because the Obligor is not in default as provided under Item 13.

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 21st day of September, 2004.

                                                   JPMORGAN CHASE BANK


                                                   By   /s/ Keith R. Richardson
                                                        Authorized Officer

                                    EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT



                                          September 21, 2004


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

        In connection with the qualification of an indenture between GMACM Home Loan Trust 2004-HLTV1 and JPMorgan Chase Bank, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



               Very truly yours,

               JPMORGAN CHASE BANK,
               as Trustee

               By  /s/Keith Richardson
                   Keith Richardson
                   Attorney-in-Fact

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business March 31, 2004, in
           accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal
                                  Reserve Act.



                                                                  DOLLAR AMOUNTS
                                                                   IN MILLIONS
                                                        ASSETS

Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin .............................................. .$  19,589
    Interest-bearing balances ...................................... ....35,104
Securities:
Held to maturity securities.................................................156
Available for sale securities........................................... 64,028
Federal funds sold and securities purchased under
    agreements to resell .......................................
    Federal funds sold in domestic offices ..............................30,180
    Securities purchased under agreements to resell .....................74,963
Loans and lease financing receivables:
    Loans and leases held for sale..................................... .19,061
    Loans and leases, net of unearned income            $163,825
    Less: Allowance for loan and lease losses              2,771
    Loans and leases, net of unearned income and
    allowance...........................................................161,054
Trading Assets..........................................................191,989
Premises and fixed assets (including capitalized leases)................. 5,959
Other real estate owned.....................................................118
Investments in unconsolidated subsidiaries and associated
companies.................................................................. 837
Customers' liability to this bank on acceptances
    outstanding.............................................................203
Intangible assets
        Goodwill..........................................................2,539
        Other Intangible assets.......................................... 4,521
Other assets ............................................................38,391
TOTAL ASSETS ..........................................................$648,692
                                                                      =========

                                   LIABILITIES
Deposits
    In domestic offices .............................................. $210,211
    Noninterest-bearing ...................................$80,262
    Interest-bearing ......................................129,949
    In foreign offices, Edge and Agreement
    subsidiaries and IBF's ............................................ 120,623
     Noninterest-bearing.................................. $ 7,920
    Interest-bearing ......................................112,703

Federal funds purchased and securities sold under agree- ments to repurchase:
    Federal funds purchased in domestic offices ..........................6,480
    Securities sold under agreements to repurchase .....................102,641
Trading liabilities ....................................................114,412
Other borrowed money (includes mortgage indebtedness
    and obligations under capitalized leases)............................20,692
Bank's liability on acceptances executed and outstanding....................203
Subordinated notes and debentures ........................................8,039
Other liabilities .......................................................26,877
TOTAL LIABILITIES ......................................................610,178
Minority Interest in consolidated subsidiaries .............................346

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus................................ 0
Common stock .............................................................1,785
Surplus  (exclude all surplus related to preferred stock)................16,318
Retained earnings........................................................20,049
Accumulated other comprehensive income.................................. ....16
Other equity capital components...............................................0
TOTAL EQUITY CAPITAL ....................................................38,168
                                                                         ______
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL               $648,692
                                                                     ==========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

/s/JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.

DIRECTORS:
/s/WILLIAM B. HARRISON, JR.
/s/ELLEN V. FUTTER
/s/FRANK A. BENNACK, JR.